UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

FTD Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)
Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share(1)	N/A(1)	N/A(1)
(1) On June 13, 2019, the NASDAQ Stock Market (“NASDAQ”) suspended trading of FTD Companies, Inc. common stock, par value $0.0001 per share (“common stock”). NASDAQ filed a Form 25-NSE with the U.S. Securities and Exchange Commission on June 24, 2019 to delist the common stock from the NASDAQ Global Select Market. The delisting was effective 10 days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
As previously disclosed, on June 3, 2019, FTD Companies, Inc. (the “Company”) and substantially all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption, In re FTD Companies, Inc., Case No. 19-11240 (LSS) (Bankr. D. Del.). The Debtors maintain their remaining assets as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
FTD/ProFlowers Sale
On August 23, 2019, following approval of the sale by an order of the Bankruptcy Court on August 9, 2019, FTD, Inc. (“FTD Inc.”), a wholly-owned subsidiary of the Company, completed the sale of the Company’s North America and Latin America florist and consumer business, including the ProFlowers business, pursuant to the second amended and restated asset purchase agreement, dated July 31, 2019, by and among FTD Inc., certain other subsidiaries of the Company and Gateway Mercury Holdings, LLC, an affiliate of Nexus Capital Management LP, a California-based private equity sponsor (the “Second A&R APA”). Pursuant to the terms and conditions in the Second A&R APA, the purchase price was $111.86 million cash, subject to customary adjustments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.
Dated:	August 26, 2019	By:	/s/ Steven D. Barnhart
			Name:	Steven D. Barnhart
			Title:	Chief Financial Officer